                                                                   Exhibit 99.19

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                    TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO

DEAL NAME              MLMI 2005-AR1
BLOOMBERG TICKER:      MLMI 2005-AR1
ASSET CLASS:           Subprime
ISSUER:                MLML
TRUSTEE:               Wells
LEAD MANAGER(S)        ML

MONTH:
   To Roll             23
   Remaining Term      355
   Remaining IO Term   25

% INTEREST ONLY        46.43

Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.

MASTER SERVICER:
BACKUP SERVICER:
PRIMARY SERVICER (S):      % NAME      ORIGINATOR (S):       % NAME       FICO BY ORIGINATOR
---------------------   ------------   ---------------   --------------   ------------------
           1            100 Wilshire           1         100.00% Argent           632
           2                                   2
           3                                   3
           4                                   4
           5                                   5
           6                                   6
           7                                   7
           8                                   8
           9                                   9
          10                                  10

Please fill out complete list of servicers and originators even if it is greater then ten

                                   FICO BUCKET

                      DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ----------------------------           ----------------------------------------------------------------------------
              #                           WA LOAN                                               REFI    FULL   INTEREST
FICO        LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY      MI%
----        -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  ------  --------  ------
NA                                  0.00%
=<500           2        273,160    0.02% 136,580  7.69%  500  87.87% 44.98% 100.00%   57.49%  100.00% 100.00%   0.00%   100.00%
>500 =<520     82     14,697,931    1.33% 179,243  7.61%  514  87.72% 39.67% 100.00%   93.25%   84.59%  89.42%   0.00%    64.29%
>520 =<540    200     34,695,732    3.13% 173,479  7.63%  532  87.46% 40.41% 100.00%   89.80%   84.50%  88.19%   0.00%    66.54%
>540 =<560    367     63,892,772    5.77% 174,095  7.56%  552  88.24% 40.21%  96.99%   88.50%   83.37%  82.49%   0.00%    65.86%
>560 =<580    348     64,867,283    5.85% 186,400  7.39%  571  88.53% 40.01%  96.93%   86.17%   87.34%  72.25%   0.00%    75.58%
>580 =<600    448     82,149,568    7.41% 183,370  7.42%  590  90.11% 40.37%  93.74%   83.21%   77.98%  66.17%   0.00%    61.95%
>600 =<620    732    145,333,385   13.11% 198,543  7.36%  611  90.97% 39.80%  91.49%   83.71%   68.81%  56.67%   6.72%    64.19%
>620 =<640  1,123    242,642,353   21.89% 216,066  7.22%  630  86.16% 39.27%  91.40%   83.59%   57.69%  48.99%  60.39%    44.92%
>640 =<660    796    179,910,626   16.23% 226,018  7.05%  650  85.33% 39.82%  94.66%   82.32%   62.30%  50.22%  72.59%    40.29%
>660 =<680    428    100,543,914    9.07% 234,916  6.99%  669  84.33% 39.96%  93.65%   82.62%   52.62%  43.61%  76.61%    35.90%
>680 =<700    327     79,371,231    7.16% 242,725  6.81%  689  84.85% 39.34%  92.19%   78.21%   45.54%  40.20%  76.25%    29.33%
>700 =<750    322     80,785,158    7.29% 250,886  6.72%  721  82.84% 39.36%  96.38%   78.41%   28.68%  35.03%  89.69%    23.51%
>750           78     19,116,535    1.72% 245,084  6.77%  770  81.26% 36.81%  93.04%   72.04%   17.38%  36.01%  92.51%    18.57%
            -----  -------------  ------  -------  ----   ---  -----  -----   -----    -----    -----   -----   -----     -----
TOTAL       5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%   61.68%  54.18%  46.43%    47.96%
            =====  =============  ======  =======  ====   ===  =====  =====   =====    =====    =====   =====   =====     =====

FICO MEAN: 632   MEDIAN: 628   STANDARD DEVIATION: 51.54

                                   LTV BUCKET

                      DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ----------------------------           ----------------------------------------------------------------------------
              #                           WA LOAN                                               REFI     FULL   INTEREST
LTV         LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV   % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY     MI%
---         -----  -------------  ------  -------  ----  ----  ------  -----  -------  ------  -------  ------  --------  -----
=<50           23      5,193,889    0.47% 225,821  6.53%  670   42.49% 39.31% 100.00%   76.60%  96.91%  62.20%   100.00%   0.00%
>50 =<55       10      1,973,916    0.18% 197,392  6.91%  666   52.67% 37.87% 100.00%  100.00% 100.00%  75.64%   100.00%   0.00%
>55 =<60       11      2,985,618    0.27% 271,420  6.57%  649   58.65% 33.90% 100.00%   88.34% 100.00%  68.11%   100.00%   0.00%
>60 =<65       27      6,414,054    0.58% 237,558  6.51%  659   63.15% 35.48%  98.13%   98.30%  87.92%  50.72%   100.00%   0.00%
>65 =<70       40     10,428,779    0.94% 260,719  6.61%  649   68.18% 40.17% 100.00%   93.25%  82.19%  58.29%   100.00%   0.00%
>70 =<75       67     18,511,765    1.67% 276,295  6.54%  659   73.62% 39.61%  98.93%   98.14%  89.65%  55.26%   100.00%   0.00%
>75 =<80    1,115    272,414,672   24.58% 244,318  6.80%  672   79.86% 40.35%  99.72%   83.49%  14.52%  33.14%   100.00%   0.00%
>80 =<85      793    166,193,294   15.00% 209,575  7.01%  603   84.43% 39.41%  93.47%   75.29%  88.25%  69.65%    28.20%  76.23%
>85 =<90    1,893    368,173,330   33.22% 194,492  7.37%  610   89.62% 39.13%  85.88%   84.35%  81.97%  62.81%    23.68%  75.12%
>90 =<95    1,220    248,547,712   22.43% 203,728  7.52%  634   94.81% 40.09%  98.07%   83.78%  60.82%  52.72%    25.20%  49.82%
>95 <100        2        197,934    0.02%  98,967  8.22%  623   98.73% 44.21% 100.00%  100.00%  47.33%  47.33%     0.00%   0.00%
=>100          52      7,244,685    0.65% 139,321  8.09%  646  100.00% 41.29% 100.00%   87.19%  49.25%  78.32%     0.00%  60.98%
            -----  -------------  ------  -------  ----   ---  ------  -----  ------   ------  ------   -----    ------   -----
TOTAL       5,253  1,108,279,648  100.00% 210,980  7.18%  632   86.68% 39.68%  93.80%   83.07%  61.68%  54.18%    46.43%  47.96%
            =====  =============  ======  =======  ====   ===  ======  =====  ======   ======  ======   =====    ======   =====

LTV MEAN: 86.68   CLTV: 91.05   STANDARD DEVIATION: 7.21   LTV =80: 22.7
% SILENT SECONDS: 22.45

                                   DTI BUCKET

                                                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                             DEAL SIZE                      --------------------------------------------------------------------
                  -------------------------------  WA LOAN                                               REFI    FULL   INTEREST
DTI               # LOANS     BALANCE        %     BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY
---               -------  -------------  -------  -------  ----  ----  -----  -----  -------  ------  -------  ------  --------
=<20                 239      45,307,584    4.09%  189,571  7.30%  633  87.07% 14.16%  70.41%   73.70%  63.51%   50.56%  31.23%
>20 =<25             260      44,229,195    3.99%  170,112  7.29%  634  86.76% 23.20%  86.28%   79.88%  64.55%   54.63%  39.08%
>25 =<30             403      71,587,772    6.46%  177,637  7.24%  630  86.64% 28.27%  90.99%   83.52%  66.70%   64.45%  43.90%
>30 =<35             683     131,688,742   11.88%  192,809  7.14%  633  86.82% 33.14%  93.67%   87.45%  63.50%   57.32%  45.64%
>35 =<40             924     199,382,502   17.99%  215,782  7.13%  638  86.05% 38.21%  96.15%   82.29%  58.87%   50.36%  54.17%
>40 =<45           1,255     277,699,644   25.06%  221,275  7.17%  634  86.63% 43.20%  96.45%   83.09%  58.47%   51.51%  50.45%
>45 =<50           1,485     337,669,667   30.47%  227,387  7.18%  626  86.98% 48.11%  95.05%   83.36%  63.62%   55.61%  42.51%
>50 =<55               3         476,057    0.04%  158,686  8.29%  596  92.60% 52.64% 100.00%  100.00%  24.04%   62.78%   0.00%
>55 =<60               1         238,485    0.02%  238,485  6.15%  695  88.89% 60.00%   0.00%  100.00% 100.00%  100.00%   0.00%
>60                                         0.00%
                   -----   -------------  ------   -------  ----   ---  -----  -----  -------  ------  ------   ------   -----
TOTAL              5,253   1,108,279,648  100.00%  210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%   54.18%  46.43%
                   =====   =============  ======   =======  ====   ===  =====  =====  =======  ======  ======   ======   =====

DTI MEAN: 39.68   MEDIAN: 41   STANDARD DEVIATION: 9.16

                                 PURPOSE BUCKET

                                                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                             DEAL SIZE                      --------------------------------------------------------------------
                  -------------------------------  WA LOAN                                               REFI    FULL   INTEREST
PURPOSE           # LOANS     BALANCE        %     BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY
-------           -------  -------------  -------  -------  ----  ----  -----  -----  -------  ------  -------  ------  --------
PURCHASE           1,781     386,731,902   34.89%  217,143  7.21%  655  85.18% 39.73%  92.53%  77.09%    0.00%  35.17%   69.83%
REFI (CASH OUT)    3,248     683,616,957   61.68%  210,473  7.16%  619  87.59% 39.64%  94.33%  86.28%  100.00%  64.66%   32.87%
REFI (NO CASH)       224      37,930,789    3.42%  169,334  7.13%  627  85.74% 39.93%  97.14%  86.35%    0.00%  58.98%   52.35%
REFI (RATE TERM)                            0.00%
CONSOLIDATION                               0.00%
OTHER                                       0.00%
                   -----   -------------  ------   -------  ----   ---  -----  -----  -------  ------  ------   ------   -----
TOTAL              5,253   1,108,279,648  100.00%  210,980  7.18%  632  86.68% 39.68%  93.80%  83.07%   61.68%  54.18%   46.43%
                   =====   =============  ======   =======  ====   ===  =====  =====  =======  ======  ======   ======   =====

                                OCCUPANCY BUCKET

                                                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                             DEAL SIZE                      --------------------------------------------------------------------
                  -------------------------------  WA LOAN                                               REFI    FULL   INTEREST
OCC TYPE          # LOANS     BALANCE        %     BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY
--------          -------  -------------  -------  -------  ----  ----  -----  -----  -------  ------  -------  ------  --------
PRIMARY (OOC)      4,781   1,039,549,049   93.80%  217,433  7.13%  631  86.51% 40.07% 100.00%  84.32%  62.03%   54.98%   49.06%
INVESTMENT           414      57,316,768    5.17%  138,446  8.01%  636  89.46% 32.65%   0.00%  61.15%  59.54%   42.58%    0.00%
2ND / VACATION        58      11,413,831    1.03%  196,790  7.42%  648  88.06% 39.31%   0.00%  79.39%  40.47%   39.23%   40.07%
RENTAL                                      0.00%
OTHER                                       0.00%
                   -----   -------------  ------   -------  ----   ---  -----  -----  -------  ------  ------   ------   -----
TOTAL              5,253   1,108,279,648  100.00%  210,980  7.18%  632  86.68% 39.68%  93.80%  83.07%  61.68%   54.18%   46.43%
                   =====   =============  ======   =======  ====   ===  =====  =====  =======  ======  ======   ======   =====

                              DOCUMENTATION BUCKET

                                                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                              DEAL SIZE                     --------------------------------------------------------------------
                  -------------------------------  WA LOAN                                               REFI    FULL   INTEREST
DOC TYPE          # LOANS     BALANCE        %     BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY
--------          -------  -------------  -------  -------  ----  ----  -----  -----  -------  ------  -------  ------  --------
FULL               3,065     600,442,012   54.18%  195,903  7.01%  619  87.25% 39.68%  95.19%  85.28%   73.62%  100.00%  36.98%
ALTERNATIVE                                 0.00%
LIMITED              454     102,105,952    9.21%  224,903  7.12%  625  87.92% 35.73%  90.87%  82.82%   62.93%    0.00%  41.20%
STATED             1,734     405,731,684   36.61%  233,986  7.44%  652  85.54% 40.68%  92.48%  79.87%   43.70%    0.00%  61.74%
NO RATIO                                    0.00%
NINA                                        0.00%
NO DOC                                      0.00%
OTHER                                       0.00%
                   -----   -------------  ------   -------  ----   ---  -----  -----  -------  ------  ------   ------   -----
TOTAL              5,253   1,108,279,648  100.00%  210,980  7.18%  632  86.68% 39.68%  93.80%  83.07%   61.68%   54.18%  46.43%
                   =====   =============  ======   =======  ====   ===  =====  =====  =======  ======  ======   ======   =====

                                 PROPERTY BUCKET

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
PROPERTY TYPE            LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC   ONLY
-------------            -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
SINGLE FAMILY            3,867    806,754,344   72.79% 208,625  7.14%  629  86.68% 39.80%  95.37%  100.00%  65.66%  55.59%  46.76%
PUD                        493    113,923,343   10.28% 231,082  7.07%  637  86.34% 39.66%  94.09%  100.00%  52.77%  55.83%  54.57%
2-4 UNIT                   336     91,094,951    8.22% 271,116  7.44%  643  86.63% 38.84%  82.80%    0.00%  55.62%  36.65%  39.28%
TOWNHOUSE                                        0.00%
CONDO                      464     84,713,177    7.64% 182,572  7.45%  637  87.36% 39.83%  89.56%    0.00%  42.08%  52.58%  46.49%
MH                          93     11,793,833    1.06% 126,815  7.17%  650  85.52% 37.58%  99.09%    0.00%  63.58%  88.47%   0.00%
OTHER                                            0.00%
                         -----  -------------  ------  -------  ----   ---  -----  -----   -----    -----   -----   -----   -----
TOTAL                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%  54.18%  46.43%
                         =====  =============  ======  =======  ====   ===  =====  =====   =====    =====   =====   =====   =====

                                PRINCIPAL BUCKET

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
UPB                      LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
---                      -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
=<50                                             0.00%
>50 =<75                   333     22,581,914    2.04%  67,814  8.19%  605  89.62% 34.33%  66.98%  81.39%   62.15%  70.97%   2.74%
>75 =<100                  501     43,714,507    3.94%  87,255  7.84%  610  89.37% 36.42%  84.29%  82.01%   62.80%  72.10%  12.37%
>100 =<125                 586     66,136,440    5.97% 112,861  7.53%  617  88.04% 38.15%  88.35%  79.37%   62.08%  68.13%  25.28%
>125 =<150                 633     87,062,858    7.86% 137,540  7.52%  624  87.85% 38.85%  91.12%  82.75%   60.21%  60.91%  35.01%
>150 =<200                 951    164,621,953   14.85% 173,104  7.35%  629  87.01% 39.16%  93.70%  84.03%   61.38%  57.85%  42.20%
>200 =<250                 656    147,701,677   13.33% 225,155  7.14%  629  86.06% 39.68%  95.42%  86.89%   63.24%  56.32%  48.70%
>250 =<300                 481    131,406,996   11.86% 273,195  7.12%  633  86.49% 40.66%  94.04%  83.49%   62.62%  50.84%  47.91%
>300 =<350                 384    125,071,297   11.29% 325,707  6.98%  635  85.71% 41.07%  96.88%  85.18%   62.28%  46.31%  53.10%
>350 =<400                 297    111,080,111   10.02% 374,007  6.94%  645  86.29% 41.09%  95.38%  81.82%   61.74%  45.01%  58.19%
>400 =<450                 190     80,282,790    7.24% 422,541  6.97%  639  86.37% 40.83%  95.80%  79.29%   56.69%  46.92%  56.81%
>450 =<500                 106     50,550,813    4.56% 476,894  6.83%  652  86.06% 38.97%  98.07%  86.84%   63.57%  41.74%  65.09%
>500 =<600                  98     53,736,629    4.85% 548,333  6.79%  633  86.31% 40.65% 100.00%  80.89%   59.35%  53.07%  60.21%
>600 =<700                  28     17,670,763    1.59% 631,099  6.72%  647  85.62% 38.80%  96.45%  67.47%   60.65%  60.39%  64.49%
=>700                        9      6,660,899    0.60% 740,100  6.56%  652  78.99% 35.54% 100.00%  77.52%   77.57%  55.51%  55.44%
                         -----  -------------  ------  -------  ----   ---  -----  -----   -----   -----    -----   -----   -----
TOTAL                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%  83.07%   61.68%  54.18%  46.43%
                         =====  =============  ======  =======  ====   ===  =====  =====   =====   =====    =====   =====   =====

*    IN $1,000

MIN 59,589   MAX 760,179

                          STATE CONCENTRATION BUCKET *

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
STATE*                   LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
------                   -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
CALIFORNIA               1,096    357,626,978   32.27% 326,302  6.76%  644  84.27% 40.78%  97.96%  87.89%   58.98%  45.42%  68.42%
FLORIDA                    784    145,463,278   13.13% 185,540  7.30%  629  88.08% 38.98%  91.65%  75.88%   52.37%  57.38%  39.19%
NEW YORK                   315    100,746,064    9.09% 319,829  7.21%  628  87.72% 40.43%  93.96%  68.06%   70.15%  49.37%  28.61%
ILLINOIS                   413     74,872,030    6.76% 181,288  7.64%  617  88.71% 40.23%  89.76%  73.19%   61.46%  53.19%  28.66%
ARIZONA                    329     50,930,232    4.60% 154,803  7.04%  638  87.49% 37.43%  94.05%  95.13%   69.98%  65.78%  43.55%
NEW JERSEY                 165     44,222,778    3.99% 268,017  7.57%  620  88.54% 39.55%  91.27%  67.85%   72.00%  56.32%  29.62%
MARYLAND                   184     40,272,607    3.63% 218,873  7.29%  619  87.40% 39.49%  94.12%  88.46%   76.40%  62.39%  37.65%
MICHIGAN                   220     28,806,979    2.60% 130,941  7.34%  621  89.18% 38.84%  93.03%  91.93%   70.50%  71.33%  31.10%
MINNESOTA                  142     27,043,552    2.44% 190,448  7.25%  635  87.25% 39.51%  93.08%  97.96%   61.30%  48.57%  51.20%
NEVADA                     120     24,425,019    2.20% 203,542  7.16%  647  84.58% 40.16%  91.34%  83.21%   52.62%  43.20%  73.19%
PENNSYLVANIA               145     18,557,505    1.67% 127,983  7.61%  597  87.89% 38.47%  88.61%  94.46%   81.65%  66.97%  10.88%
COLORADO                    97     18,262,212    1.65% 188,270  7.01%  639  85.79% 40.38%  95.29%  97.23%   57.66%  45.52%  63.50%
WASHINGTON                  71     12,514,624    1.13% 176,262  7.18%  639  86.78% 39.91%  97.70%  74.51%   58.73%  71.28%  39.09%
TEXAS                       89     11,941,739    1.08% 134,177  8.07%  630  87.82% 36.09%  85.16%  95.78%    7.76%  46.81%  38.40%
OHIO                        94     11,593,017    1.05% 123,330  7.58%  601  89.58% 38.95%  89.18%  92.62%   77.81%  73.08%   1.10%
OTHER                      989    141,001,032   12.72% 142,569  7.56%  623  87.82% 38.27%  90.08%  84.00%   63.01%  66.30%  34.24%
                         -----  -------------  ------  -------  ----   ---  -----  -----   -----   -----    -----   -----   -----
TOTAL                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%  83.07%   61.68%  54.18%  46.43%
                         =====  =============  ======  =======  ====   ===  =====  =====   =====   =====    =====   =====   =====

*    Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*    Separate California into North and South if possible.

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
CALIFORNIA BREAKDOWN     LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
--------------------     -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
CA NORTH                   345   113,955,461    31.86% 330,306  6.71%  645  84.47% 40.78%  98.31%   90.52%  63.10%  48.60%  69.26%
CA SOUTH                   751   243,671,518    68.14% 324,463  6.77%  644  84.18% 40.78%  97.79%   86.66%  57.06%  43.94%  68.03%
                         -----   -----------   ------  -------  ----   ---  -----  -----   -----    -----   -----   -----   -----
                         1,096   357,626,978   100.00% 326,302  6.76%  644  84.27% 40.78%  97.96%   87.89%  58.98%  45.42%  68.42%
                         =====   ===========   ======  =======  ====   ===  =====  =====   =====    =====   =====   =====   =====

                                FIXED / FLOATING (II)

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
TYPE                     LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
----                     -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
FIXED                    1,054    182,462,273   16.46% 173,114  7.41%  624  87.64% 39.30%  92.43%   86.56%  79.15%  76.77%   18.62%
BALLOON                                          0.00%
2/28                     1,642    308,557,447   27.84% 187,916  7.33%  598  90.65% 39.49%  88.85%   81.07%  77.38%  58.79%    0.00%
3/27                       669    136,626,157   12.33% 204,224  7.51%  600  90.58% 39.83%  88.33%   76.97%  74.67%  59.71%    0.00%
5/25                                             0.00%
2/28 IO                  1,455    373,571,438   33.71% 256,750  6.91%  664  82.64% 40.05%  99.01%   87.04%  40.88%  39.31%  100.00%
3/27 IO                    433    107,062,334    9.66% 247,257  6.88%  670  82.74% 39.42%  99.17%   76.88%  42.67%  47.18%  100.00%
5/25 IO                                          0.00%
OTHER                                            0.00%
                         -----  -------------  ------  -------  ----   ---  -----  -----   -----    -----   -----   -----    -----
TOTAL                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%  54.18%   46.43%
                         =====  =============  ======  =======  ====   ===  =====  =====   =====    =====   =====   =====    =====

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

                                   LIEN BUCKET

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
TYPE                     LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
----                     -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
FIRST                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%  54.18%  46.43%
SECOND                                           0.00%
THIRD                                            0.00%
OTHER                                            0.00%
                         -----  -------------  ------  -------  ----   ---  -----  -----   -----    -----   -----   -----   -----
TOTAL                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%  54.18%  46.43%
                         =====  =============  ======  =======  ====   ===  =====  =====   =====    =====   =====   =====   =====

                                PREPAYMENT BUCKET

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
TYPE                     LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
----                     -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
NONE                     1,452    314,780,253   28.40% 216,791  7.46%  624  87.65% 39.88%  92.53%   75.21%  62.65%  53.74%  36.82%
6 MONTHS                                         0.00%
1 YEAR                     202     52,314,113    4.72% 258,981  7.20%  652  85.67% 39.39%  94.41%   72.05%  57.14%  52.08%  49.88%
2 YEAR                   1,522    317,334,996   28.63% 208,499  7.12%  639  85.90% 39.74%  93.48%   84.69%  48.34%  44.28%  56.67%
3 YEAR                   2,077    423,850,286   38.24% 204,069  7.01%  630  86.67% 39.53%  94.90%   89.06%  71.51%  62.18%  45.49%
5 YEAR                                           0.00%
OTHER                                            0.00%
                         -----  -------------  ------  -------  ----   ---  -----  -----   -----    -----   -----   -----   -----
TOTAL                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%  54.18%  46.43%
                         =====  =============  ======  =======  ====   ===  =====  =====   =====    =====   =====   =====   =====

                                  INDEX BUCKET

                                   DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           -------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL  INTEREST
TYPE                     LOANS     BALANCE        %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
----                     -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  -----  --------
LIBOR - 6 MONTH          4,199    925,817,375   83.54% 220,485  7.13%  633  86.49% 39.76%  94.07%   82.39%  58.24%  49.72%  51.91%
FIXED RATE               1,054    182,462,273   16.46% 173,114  7.41%  624  87.64% 39.30%  92.43%   86.56%  79.15%  76.77%  18.62%
                                                 0.00%
                                                 0.00%
                                                 0.00%
                                                 0.00%
                                                 0.00%
                                                 0.00%
                         -----  -------------  ------  -------  ----   ---  -----  -----   -----    -----   -----   -----   -----
TOTAL                    5,253  1,108,279,648  100.00% 210,980  7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%  54.18%  46.43%
                         =====  =============  ======  =======  ====   ===  =====  =====   =====    =====   =====   =====   =====

LIST ALL RESET RATES

                           MORTGAGE RATE (WAC) BUCKET

                                  DEAL SIZE                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        ----------------------------           --------------------------------------------------------------------
                          #                           WA LOAN                                                REFI    FULL   INTEREST
TYPE                    LOANS     BALANCE        %    BALANCE   WAC   FICO  % LTV  % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY
----                    -----  -------------  ------  -------  -----  ----  -----  -----  -------  ------  -------  ------  --------
=> 5.00                     2        975,400    0.09% 487,700   4.99%  683  78.73% 27.15% 100.00%  100.00%  50.92%  100.00%  100.00%
>5.00 =<5.50               36     11,519,336    1.04% 319,982   5.38%  674  79.91% 38.28% 100.00%  100.00%  72.26%   89.19%   81.68%
>5.50 =<6.00              286     80,659,487    7.28% 282,026   5.84%  655  82.07% 39.35%  99.31%   87.83%  64.59%   82.48%   67.51%
>6.00 =<6.50              595    160,839,301   14.51% 270,318   6.31%  651  83.99% 39.67%  98.60%   87.66%  59.89%   61.55%   63.27%
>6.50 =<7.00            1,060    255,853,557   23.09% 241,371   6.80%  639  85.40% 40.17%  96.97%   84.84%  61.19%   55.78%   55.12%
>7.00 =<7.50            1,099    232,735,245   21.00% 211,770   7.29%  627  87.16% 40.42%  95.48%   84.52%  63.32%   53.58%   45.18%
>7.50 =<8.00            1,121    208,541,773   18.82% 186,032   7.77%  617  89.01% 39.86%  91.46%   81.54%  64.42%   45.79%   33.12%
>8.00 =<8.50              579     92,570,359    8.35% 159,880   8.26%  616  90.08% 37.53%  83.66%   71.46%  56.00%   39.85%   26.23%
>8.50 =<9.00              311     44,662,003    4.03% 143,608   8.75%  610  91.70% 38.53%  78.24%   70.15%  55.51%   36.52%   12.75%
>9.00 =<9.50               95     11,837,642    1.07% 124,607   9.24%  600  90.64% 37.62%  71.61%   77.38%  59.73%   38.64%   12.50%
>9.50 =<10.00              48      5,663,113    0.51% 117,982   9.77%  597  91.46% 39.60%  84.21%   74.93%  55.93%   37.93%   12.62%
>10.00 =<10.50             15      1,831,296    0.17% 122,086  10.27%  615  90.80% 38.22%  71.19%   68.59%  60.11%   38.21%   33.22%
>10.50 =<11.00              5        416,758    0.04%  83,352  10.71%  604  90.78% 34.91%  47.53%   52.56%  36.18%   31.14%    0.00%
>11.00 =<11.50                                  0.00%
>11.50 =<12.00              1        174,378    0.02% 174,378  11.60%  555  90.00% 49.00% 100.00%  100.00%   0.00%    0.00%    0.00%
>12.00 =<12.50                                  0.00%
>12.50 =<13.00                                  0.00%
>13.00                                          0.00%
                        -----  -------------  ------  -------   ----   ---  -----  -----   -----    -----   -----   ------    -----
TOTAL                   5,253  1,108,279,648  100.00% 210,980   7.18%  632  86.68% 39.68%  93.80%   83.07%  61.68%   54.18%   46.43%
                        =====  =============  ======  =======   ====   ===  =====  =====   =====    =====   =====   ======    =====

                          MARGIN (WAM) BUCKET-ARMS ONLY

                                   DEAL SIZE                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         ----------------------------           --------------------------------------------------------------------
                           #                           WA LOAN                                               REFI    FULL   INTEREST
TYPE                     LOANS     BALANCE        %    BALANCE   WAC  FICO  % LTV  % DTI  PRIMARY  SF/PUD  CACHOUT    DOC     ONLY
----                     -----  -------------  ------  -------  ----  ----  -----  -----  -------  ------  -------  ------  --------
=> 2.00                      1        124,699    0.01% 124,699  6.50%  676  59.90% 50.00% 100.00%  100.00% 100.00%  100.00% 100.00%
>2.00 =<2.50                                     0.00%
>2.50 =<3.00                 1        211,454    0.02% 211,454  6.75%  758  90.00% 45.00% 100.00%  100.00%   0.00%  100.00% 100.00%
>3.00 =<3.50                                     0.00%
>3.50 =<4.00               364     70,691,415    7.64% 194,207  7.56%  628  88.07% 40.43%  88.62%   66.50%  48.50%   47.52%  38.40%
>4.00 =<4.50                24      4,666,068    0.50% 194,420  7.80%  616  86.96% 42.89%  97.77%   80.95%  81.44%   58.87%  55.87%
>4.50 =<5.00                27      5,405,751    0.58% 200,213  6.93%  677  79.87% 36.97%  95.61%   82.58%  81.54%   61.64%  71.16%
>5.00 =<5.50               146     38,533,348    4.16% 263,927  7.03%  651  81.08% 39.70% 100.00%   90.88%  95.02%   79.06%  99.15%
>5.50 =<6.00             3,630    805,321,594   86.98% 221,852  7.10%  633  86.66% 39.71%  94.24%   83.37%  57.06%   48.37%  50.68%
>6.00 =<6.50                                     0.00%
>6.50 =<7.00                 3        394,361    0.04% 131,454  7.40%  635  78.02% 31.22% 100.00%   67.02%  67.02%   50.94%  83.92%
>7.00 =<7.50                 3        468,684    0.05% 156,228  7.49%  590  91.55% 38.40%  75.11%  100.00%  35.10%   35.10%   0.00%
>7.50 =<8.00                                     0.00%
>8.00 =<8.50                                     0.00%
>8.50 =<9.00                                     0.00%
>9.00 =<9.50                                     0.00%
>9.50 =<10.00                                    0.00%
>12.00 =<12.50                                   0.00%
>12.50 =<13.00                                   0.00%
>13.00 =<13.50                                   0.00%
>13.50 =<14.00                                   0.00%
>14.00                                           0.00%
                         -----    -----------  ------  -------  ----   ---  -----  -----  ------   ------  ------   ------  ------
TOTAL                    4,199    925,817,375  100.00% 220,485  7.13%  633  86.49% 39.76%  94.07%   82.39%  58.24%   49.72%  51.91%
                         =====    ===========  ======  =======  ====   ===  =====  =====  ======   ======  ======   ======  ======

                                  DEAL COVERAGE

                                                     LOAN-TO-VALUE (LTV)
Percentage of the    -----------------------------------------------------------------------------------
deal based on FICO          >55 =   >60 =   >65 =   >70 =    >75 =   >80 =   >85 =   >90 =    >95    =>
and LTV buckets.*    =<55    <60     <65     <70     <75      <80     <85     <90     <95    <100    100
------------------   ----   -----   -----   -----   -----    -----   -----   -----   -----   ----   ----
    NA
    =<500              --      --     --       --      --       --    0.01    0.01      --     --     --
    >500 =<550         --      --     --       --      --       --    2.63    3.91    0.06     --     --
    >550 =<600         --      --     --       --      --       --    4.73    9.27    2.88   0.01     --
F   >600 =<625       0.05    0.02   0.04     0.13    0.23     2.22    2.34    6.88    7.55     --   0.18
I   >625 =<650       0.18    0.18   0.27     0.45    0.63     7.05    2.78    7.05    5.81   0.01   0.13
C   >650 =<675       0.21    0.03   0.17     0.26    0.49     5.58    1.12    3.17    3.22     --   0.26
O   >675 =<700       0.11    0.01     --     0.06    0.06     4.15    0.77    1.76    1.77     --   0.09
    >700 =<725       0.03    0.02   0.10       --    0.11     2.36    0.37    0.83    0.76     --     --
    >725 =<750       0.04      --     --     0.04    0.05     2.00    0.14    0.17    0.26     --     --
    >750 <800          --      --     --       --    0.10     1.13    0.10    0.15    0.12     --     --
    =>800            0.02      --     --       --      --     0.10    0.01      --      --     --     --

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                   MI COVERAGE

Percentage of MI                                     LOAN-TO-VALUE (LTV)
coverage based on   -------------------------------------------------------------------------------------
FICO and LTV               >55 =   >60 =   >65 =   >70 =   >75 =    >80 =   >85 =    >90 =    >95     =>
buckets.*           =<55    <60     <65     <70     <75     <80      <85      <90     <95    <100    100
-----------------   ----   -----   -----   -----   -----   -----   ------   ------   -----   ----   -----
    NA
    =<500                                                          100.00   100.00
    >500 =<550                                                      77.23    56.31      --
    >550 =<600                                                      72.85    71.43   50.29    --
F   >600 =<625       --      --      --      --      --      --     79.41    78.15   52.32          55.99
I   >625 =<650       --      --      --      --      --      --     83.99    80.48   48.58    --    49.33
C   >650 =<675       --      --      --      --      --      --     71.51    77.62   52.01          81.69
O   >675 =<700       --      --              --      --      --     74.72    89.83   35.94          29.26
    >700 =<725       --      --      --              --      --     45.44    84.18   58.86
    >725 =<750       --                      --      --      --     83.98    96.47   43.54
    >750 <800                                        --      --     80.81   100.00   66.70
    =>800            --                                      --    100.00

* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                               IO ONLY FICO BUCKET

                      DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ----------------------------  WA LOAN  ---------------------------------------------------------------------------
TYPE        # LOANS    BALANCE       %    BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  LTV =>80
----        -------  -----------  ------  -------  ----  ----  -----  -----  -------  ------  ------------  --------  --------
NA                                  0.00%
=<500                               0.00%
>500 =<520                          0.00%
>520 =<540                          0.00%
>540 =<560                          0.00%
>560 =<580                          0.00%
>580 =<600                          0.00%
>600 =<620      36     9,771,771    1.90% 271,438  7.04%  620  83.88% 40.59% 100.00%  90.83%     58.82%      54.25%    50.48%
>620 =<640     593   146,541,324   28.48% 247,119  7.06%  630  82.66% 40.05%  99.82%  89.79%     50.78%      45.76%    42.56%
>640 =<660     511   130,602,801   25.38% 255,583  6.95%  650  82.79% 40.08%  99.31%  85.72%     55.84%      49.73%    45.56%
>660 =<680     306    77,028,857   14.97% 251,728  6.91%  669  81.89% 40.61%  98.67%  84.33%     41.85%      41.36%    35.24%
>680 =<700     226    60,518,571   11.76% 267,781  6.69%  689  82.61% 39.97%  98.82%  82.51%     33.36%      39.02%    33.36%
>700 =<750     276    72,456,848   14.08% 262,525  6.70%  722  81.96% 39.42%  98.60%  80.82%     22.94%      32.65%    27.29%
>750            69    17,684,861    3.44% 256,302  6.70%  770  80.41% 37.01%  96.24%  76.75%     14.46%      31.57%    15.63%
             -----   -----------  ------  -------  ----   ---  -----  -----  ------   -----      -----       -----     -----
TOTAL        2,017   514,605,032  100.00% 255,134  6.90%  665  82.42% 39.95%  99.11%  85.39%     43.66%      43.14%    38.22%
             =====   ===========  ======  =======  ====   ===  =====  =====  ======   =====      =====       =====     =====

                            IO ONLY PRINCIPAL BUCKET

                      DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            -------------------------------  WA LOAN  -----------------------------------------------------------------------------
UPB         # LOANS      BALANCE        %    BALANCE   WAC   FICO   %LTV  % DTI   PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  LTV =>80
---         -------  --------------  ------  -------  -----  ----  -----  ------  -------  ------  ------------  --------  --------
=<50                                   0.00%
>50 =<75         9       617,778.12    0.12%  68,642  7.75%   662  75.35% 35.62%   77.38%  90.29%     54.80%      88.35%    56.60%
>75 =<100       60     5,407,749.16    1.05%  90,129  7.37%   662  81.53% 35.54%   98.16%  89.87%     40.69%      55.74%    34.91%
>100 =<500   1,866   461,134,814.48   89.61% 247,125  6.93%   666  82.40% 40.03%   99.06%  85.55%     42.64%      41.37%    37.03%
>500 =<600      59    32,356,828.57    6.29% 548,421  6.56%   657  83.58% 40.90%  100.00%  91.71%     52.47%      57.62%    47.36%
>600 =<700      18    11,395,348.54    2.21% 633,075  6.58%   663  83.53% 39.92%  100.00%  60.71%     55.62%      66.27%    66.96%
=>700            5     3,692,513.00    0.72% 738,503  6.50%   700  74.20% 28.88%  100.00%  79.69%     59.54%      39.98%    19.57%
             -----   --------------  ------  -------  ----    ---  -----  -----   ------   -----      -----       -----     -----
TOTAL        2,017      514,605,032  100.00% 255,134  6.90%   665  82.42% 39.95%   99.11%  85.39%     43.66%      43.14%    38.22%
             =====   ==============  ======  =======  ====    ===  =====  =====   ======   =====      =====       =====     =====

* IN $1,000